UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2021

AMERICAN BIO MEDICA CORPORATION
(Exact name of registrant as specified in its charter)

New York	0-28666	14-1702188
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

122 Smith Road, Kinderhook, NY	12106
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 518-758-8158

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common	ABMC	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

Resignation of Independent Registered Public Accounting Firm

On December 16, 2021, the Audit Committee of American Bio Medica Corporation (the “Company”) was notified that UHY, LLP (“UHY”) would cease services as the Company’s independent accountants effective December 16, 2021.

The reports of UHY on the Company’s financial statements as of and for the years ended December 31, 2019 and December 31, 2020 contained no adverse opinion or disclaimer of opinion and were not modified or qualified as to uncertainty, audit scope, or accounting principle, except that their reports for the years ended December 31, 2019 and December 31, 2020 contained explanatory language regarding substantial doubt about the Company’s ability to continue as a going concern.

For the years ended December 31, 2019 and December 31, 2020 and through the date of this Current Report on Form 8-K (the “Report”), there have been no disagreements with UHY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of UHY would have caused them to make reference thereto in their reports on the financial statements for the years ended December 31, 2019 or December 31, 2020 or during any interim periods through the date of this Report, and there were no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

A copy of the disclosures contained within this Report has been provided to UHY, and the Company has received a letter addressed to the Securities and Exchange Commission (the “Commission”) stating whether or not it agrees with the above statements. A copy of this letter is being filed as an exhibit to this Report.

Engagement of Independent Registered Public Accounting Firm

On December 17, 2021, the Company engaged Rosenfield and Company, PLLC (“Rosenfield”) as its independent registered public accounting firm for the year ended December 31, 2021. The decision to engage Rosenfield was approved by the Audit Committee of the Board of Directors of the Company.

Prior to Rosenfield’s engagement, and within the last two completed fiscal years, the Company did not consult with Rosenfield or receive either written or oral advice from Rosenfield that was an important factor considered by the Company in reaching a decision as to the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements. In addition, within the last two completed fiscal years, the Company has not consulted with Rosenfield concerning any matter that was the subject of a disagreement or a reportable event, each as described in Item 304(a)(1)(iv) and Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibit is filed with this Report on Form 8-K:

99.1	Letter from UHY, LLP dated December 21, 2021 addressed to the United States Securities & Exchange Commission

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN BIO MEDICA CORPORATION (Registrant)

Dated: December 22, 2021	By:	/s/ Melissa A. Waterhouse
Melissa A. Waterhouse
Chief Executive Officer (Principal Executive Officer)
Principal Financial Officer

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